 GT GLOBAL
 OVER 25 YEARS
 OF INVESTING
 WORLDWIDE
GT GLOBAL
WORLDWIDE
GROWTH FUND
SEMIANNUAL REPORT
JUNE 30, 1997

                                                                          [LOGO]

TABLE
OF CONTENTS

Message from the
Chairman.............          1

Report from the Fund
Managers and Key
Portfolio Holdings...          2

Financial
Statements...........         F1

The  views of the Fund's manage-
ment as described in this report
are  as  of  the  date  it   was
written.  Portfolio holdings and
allocations are as  of June  30,
1997,  unless  otherwise  noted.
Views,  portfolio  holdings  and
allocations   may  have  changed
subsequent to these dates.

MESSAGE FROM THE CHAIRMAN

Dear Investor,



This report is written in a style we hope you find enjoyable to read and easy to understand. Our intention is to provide our shareholders with meaningful information about the relative performance of GT Global Mutual Funds. We think it is important to help investors develop a global perspective about their investments, including developments in individual economies around the world. Specifically, we address how macroeconomic and political events within countries influence investment results and, ultimately, Fund performance.

In this semiannual report, we describe our management process and offer insights into the Fund's investment strategy. Companies and countries in which the Fund invests are discussed, as well as issues pertinent to decisions affecting the Funds. Biographical information on portfolio managers' background and experience is also included, and through our question and answer format, we make it possible for shareholders to be included in the thought processes that form the basis of their investment decisions. Additionally, we have included performance illustrations that show the historical returns of a hypothetical investment and compare it to an appropriate benchmark.

We make every effort to communicate as clearly as possible because we want you, our shareholders, to have a useful understanding of what is happening with your investments in GT Global Mutual Funds, and why.

We would also like to emphasize that today--as global investing continues to become increasingly complex, information travels as quickly as a keystroke, and critical decisions must be made within shorter time frames--prudent advice, professional management, global diversification and investing for the long term have never been more important.

As always, we appreciate and value our shareholders in GT Global Mutual Funds.


Sincerely,


/s/ William J. Guilfoyle

William J. Guilfoyle
CHAIRMAN OF THE BOARD AND PRESIDENT
GT GLOBAL MUTUAL FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
PERFORMANCE SUMMARY

[PHOTO]

INVESTMENT OBJECTIVE

The GT Global Worldwide Growth Fund seeks long-term growth of capital by investing primarily in equity securities of companies in markets around the world.


GT GLOBAL WORLDWIDE
   GROWTH FUND
     CLASS A               MSCI WORLD INDEX
--------------------       ----------------
6/9/1987

     $9,525                     $10,000
      9,887                       9,718
     10,449                       9,914
     10,897                      10,502
     11,059                      10,320
      7,858                       8,570
      7,763                       8,363
      8,420                       8,727
      8,525                       8,942
      9,058                       9,462
      9,087                       9,750
      9,458                       9,874
      9,315                       9,679
      9,401                       9,667
      9,439                       9,851
      8,944                       9,311
      9,011                       9,708
      9,392                      10,356
      9,611                      10,718
      9,794                      10,817
     10,361                      11,210
     10,419                      11,142
     10,717                      11,072
     11,179                      11,329
     11,304                      11,053
     11,208                      10,931
     12,045                      12,168
     12,266                      11,875
     12,564                      12,212
     12,045                      11,807
     12,516                      12,280
     13,475                      12,677
     13,099                      12,087
     12,862                      11,571
     12,971                      10,874
     12,645                      10,719
     13,722                      11,850
     13,841                      11,768
     14,246                      11,877
     12,625                      10,767
     11,458                       9,634
     11,864                      10,535
     11,834                      10,364
     11,786                      10,583
     12,135                      10,972
     12,972                      11,990
     13,231                      11,638
     13,231                      11,731
     13,769                      11,999
     13,141                      11,260
     13,888                      11,794
     13,958                      11,758
     13,998                      12,069
     14,088                      12,267
     13,420                      11,734
     14,174                      12,590

1/31/1992

     14,224                      12,359
     14,617                      12,148
     14,305                      11,578
     14,576                      11,741
     15,030                      12,211
     14,566                      11,804
     14,415                      11,836
     14,133                      12,126
     13,720                      12,017
     14,033                      11,694
     14,274                      11,905
     14,637                      12,004
     14,971                      12,046
     15,032                      12,334
     15,790                      13,051
     15,881                      13,658
     16,488                      13,975
     16,306                      13,860
     16,721                      14,148
     17,672                      14,799
     17,621                      14,528
     18,086                      14,930
     17,237                      14,088
     18,672                      14,780
     19,602                      15,757
     18,896                      15,556
     17,774                      14,888
     18,116                      15,351
     18,020                      15,393
     17,667                      15,353
     18,127                      15,647
     19,024                      16,121
     18,565                      15,701
     18,629                      16,150
     17,870                      15,452
     17,430                      15,605
     16,285                      15,374
     16,117                      15,601
     16,229                      16,356
     16,958                      16,929
     17,127                      17,077
     17,733                      17,075
     18,878                      17,933
     18,878                      17,537
     19,416                      18,051
     19,024                      17,770
     19,203                      18,390
     19,388                      18,931
     19,687                      19,277
     19,583                      19,398
     19,929                      19,725
     20,275                      20,192
     20,194                      20,213
     20,252                      20,319
     19,468                      19,604
     20,056                      19,834
     20,494                      20,614
     20,552                      20,761
     21,359                      21,929
     21,506                      21,581
     21,686                      21,845
     21,210                      22,100
     21,068                      21,666
     21,480                      22,378
     22,497                      23,764

6/30/1997

     23,217                      24,953



The chart above shows the performance of the GT Global Worldwide Growth Fund, Class A shares, since the Fund's inception versus the MSCI World Index. This represents a cumulative return of 132.17% and an average annual total return of 8.74% for the Fund. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. A $10,000 investment in the Fund's Class B shares at inception on April 1, 1993, would have been valued at $14,045 on June 30, 1997. This figure reflects all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming a complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $13,659 on June 30, 1997.

AVERAGE ANNUAL TOTAL RETURNS%(1)
JUNE 30, 1997


                          Without Sales Charge(2)                With Sales Charge
                    -----------------------------------    ------------------------------
Share Class         1-Year      5-Year   10-Year   LOF     1-Year  5-Year  10-Year   LOF
-----------------   ------      ------   -------  -----    ------  ------  -------  -----
Class A(3)           14.64      9.77     8.91      9.26     9.20     8.71    8.38    8.74
Class B(3)           13.88       N/A      N/A      8.69     8.88      N/A     N/A    8.33
Advisor Class(4)     14.93       N/A      N/A     16.15      N/A      N/A     N/A     N/A

HISTORICAL PERFORMANCE(2)
ANNUAL TOTAL RETURNS % (LAST 10 YEARS)


            1987   1988   1989    1990   1991  1992    1993      1994   1995   1996
          ------  -----  -----  ------  -----  ----   --------  -----  -----  ------
Class A   -11.60  16.31  37.59  -12.53  20.26  3.27   27.56     -6.65  11.23  10.92
Class B      N/A    N/A    N/A     N/A    N/A   N/A   17.29(3)  -7.32  10.52  10.16

(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.

(2) Performance data do not reflect the maximum 4.75% sales charge and the contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) for Class A and Class B shares, respectively, which, if included, would have reduced performance quoted.

(3) The Fund began operations (Class A shares) on June 9, 1987; Class B shares commenced on April 1, 1993.

(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor
    Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

INTERVIEW WITH PORTFOLIO MANAGER
MICHAEL LINDSELL

Q    HOW DID THE FUND PERFORM?

A    The Fund's total return for the six months ended June 30, 1997, was
7.96% for Class A shares (2.83% including the maximum 4.75% sales charge); total return for Class B shares was 7.64% (2.64% including the effect of the maximum contingent deferred sales charge). During the same period, the Morgan Stanley Capital International (MSCI) World Index(5) returned 15.62%.

Relative to the index, most of the Fund's underperformance was a result of our decision to underweight the U.S. market because of what we perceived to be already stretched valuations. Moreover, poor security selection in that market weakened returns. In the UK, where the Fund held an overweighted position, poor security selection also hindered performance. While we continue to find UK companies attractive, over the six-month period the Fund suffered largely as a result of its exposure to media companies whose disappointing performance as a group was underpinned by Granada Group and Reuters.

On the other hand, the Fund's weighting to continental European countries contributed positively to performance--in Switzerland, France and Italy, in particular. As in the rest of the world, most continental bourses continued to advance, thanks to a rally in bond markets, low inflation and signs of an upturn in growth. Additionally, while we continued to invest cautiously in Japan and were significantly underweighted relative to the index over the period, the Fund benefited from security selection in this market.

Q    WHAT COMPANIES IN PARTICULAR DID WELL FOR THE FUND?

A    The most notable performer over the period was Brazil's Petrobras, which enjoyed strong gains as a result of the rerating of the Brazilian market and the belief that the company's oil reserves would be significantly upgraded. Other companies that benefited the Fund include Ahold of the Netherlands, Adecco and Novartis in Switzerland, Hong Kong's HSBC Holdings and Sunbeam-Oster in the U.S. (which was sold off during the period).

Several disappointments were also prevalent. 3Com Corp in the U.S. did poorly as investors became concerned about earnings due to the late shipment of its latest 56K modem products. Additionally, Sola International underperformed because of weakness in the quarterly sales of its optical lenses division.

Q WHICH OF THE DEVELOPED MARKETS STOOD OUT IN TERMS OF MARKET PERFORMANCE OVER THE SIX MONTHS?

A    In dollar terms the U.S., Switzerland and Spain were the three best-performing developed stock markets. The U.S. and Swiss bourses have in common a large number of corporations that are globally preeminent in their respective fields, a corporate culture that is committed to shareholders (which is, admittedly, far longer established in the U.S.) and corporate earnings results that highlight how productivity is improving.

In the U.S., pre-tax corporate profit margins increased from 11.8% in 1996 to 12.0% by the end of March. Meanwhile, growth in GDP was revised upwards, to 5.9% for the first quarter. The second quarter brought together these and other favorable developments that enabled the bull market to advance further. Yields on long-dated Treasuries fell. Inflation dropped to a 10-year low. President Clinton reached an agreement with the Republican-controlled congress to balance the federal budget by the year 2002, and, contrary to the expectations of many, the Federal Reserve decided not to raise interest rates.

The Swiss market enjoyed a robust run on the back of a fall in interest rates, which dropped to their lowest level since 1979. Stock market strength is also due to the benefits many larger corporations have enjoyed as a result of mergers, de-mergers, wholesale restructuring and other measures taken over the last two years to boost profitability.

The rise in Spanish share prices reflected the sizable fall in bond yields. This was the result of the growing perception among investors that European Monetary

                                                                   Continued p.4

(5) The MSCI World Index is a market value-weighted average of the performance of 1,554 securities listed on major world stock exchanges the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

The index is unmanaged, not available for direct investment and does not include the effects of sales charges and professional management fees.

Union (EMU) will proceed on time in 1999 and that peripheral countries such as Spain will participate.

Q    WHAT FACTORS UNDERPIN YOUR RELATIVE OPTIMISM ON UK EQUITIES?

A    We have been building up the Fund's exposure to the UK, and increasing holdings in interest rate-sensitive stocks, in particular. Interest rates in the UK remain relatively high compared to the rest of the region. The newly independent Bank of England has lifted the base rate in two stages from, 6.25% to 6.75%, in reaction to the strength of the UK economy. This has served to perpetuate a rise in the currency. While this is favorable for many importers, it has crimped corporate earnings of the FTSE 100 (Financial Times Index) stocks, 40% of whose earnings come from overseas.

Inflation, however, is likely to remain low, in our opinion, despite strong growth. We feel investors are likely to recognize the attractive real rates and purchase bonds. An increase in purchases could subsequently lead to a lower discount rate applied to equity valuations. We would expect major banks and insurers, in particular, to benefit from a fall in yields. We also like selected asset managers and financial advisors, which we feel stand to benefit from growth in the financial services industry. Additionally, key players in the UK's media industry, currently undergoing a major realignment of interests, and certain stocks with strong copyrights also appeal.

Q THE FUND IS OVERWEIGHTED IN HONG KONG RELATIVE TO THE INDEX. IN YOUR OPINION, IS IT BUSINESS AS USUAL UNDER CHINESE RULE?

A    We believe China's economy, rather than China's sovereignty, remains the key factor for the Hong Kong stock market. After two difficult years in 1994 and 1995, the Chinese economy is accelerating again. Industrial production was up 12% in the year to the end of April. During the first four months of 1997, China achieved a trade surplus of US$10 billion--this has contributed to a rise in foreign exchange reserves from US$105 billion to US$115 billion.

All this is good news for Hong Kong-listed companies doing business in China. We estimate that earnings per share growth for the entire stock market will be about 13% over the next year. Presently priced on around 15x 1997 earnings, the market has already been rerated, but by no more than it was in 1991-92, which was the last time the Chinese economy underwent a major cyclical upswing. The political risk is arguably less today than it was five years ago.

There are several other positive developments. Inflation has dropped to about 2%; Chinese authorities are under pressure to lower interest rates further, and residential and commercial property prices in Hong Kong have rebounded. Additionally, the XV Congress of the Chinese Communist Party, which will take place in September, could produce other constructive policy moves.

Q WHY DOES THE FUND MAINTAIN A SIGNIFICANT UNDERWEIGHTING TO JAPAN RELATIVE TO THE INDEX?

A    Despite the Nikkei's rise this year and a strengthening of the yen, our outlook for significant sections of the Japanese stock market remains pessimistic. While stock market investors seem to have been encouraged by tentative signs of an economic recovery, we feel the market's advance may have had more to do with distortions associated with the introduction of the consumption tax in April. Meanwhile, as banks continued to struggle under the massive burden of bad loans, add to this list of challenges the Big Bang, or wholesale liberation of financial markets. This will increase competition and crimp margins, which are already at low levels.

Japanese retail investors have the capacity to invest a tremendous amount of money overseas. Almost two-thirds of total personal financial assets are held in bank deposits that yield virtually nothing. So, under the deregulation of foreign exchange laws, the ongoing liberalization of the pension fund industry and the evolution of private banking in Japan, we would expect capital outflows from Japan to accelerate significantly.

While conditions remain difficult for much of corporate Japan, we are finding selective opportunities. We feel companies that can exploit major trends such as the graying of Japan, beneficiaries of the long-term weakness of the yen, companies entering new markets and businesses that can maintain pricing power should continue to do well in this type of environment.

                                                                  Continued p.5

Q    HOW IS ASSET ALLOCATION DONE ON A GLOBAL BASIS?

A    Each of our economists in various regions around the world prepares macroeconomic analyses that drive forecasts for top-down profits. These forecasts are used to determine estimates for earnings and valuations. Overlaying this foundation, the degree of over/underweighting will be affected by stock opportunities, the risk profile of the Fund, and global liquidity and sentiment.

Q    WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR?

A    Going forward, our general concern is that markets are quite highly valued, and we are finding it increasingly difficult to identify value in stocks. Some of the better value opportunities in the world, in our opinion, include the UK and selected companies in the U.S. and Australasia. We have reduced our weighting to continental European companies as they continue to meet our price targets, and our current expectation is that our exposure to Japan is likely to remain low.

ABOUT THE PORTFOLIO MANAGERS

ROGER YATES - Chief Investment Officer, International Equities, for Chancellor LGT Asset Management. Previously, Mr. Yates was an Investment Manager at Morgan Grenfell and Director of their UK pension fund business. Prior to that, he worked for LGT Asset Management (London) for seven years, and was appointed a director in 1986 and Chief Investment Officer for unit trusts in 1987. In 1994, he rejoined LGT as Chief Investment Officer, United Kingdom and Europe, a position he held until his recent promotion. He received a bachelor's degree from Oxford University and completed postgraduate research at Reading University.

MICHAEL LINDSELL - Head of investment strategy for Global Equities; Chief Investment Officer, Japan, 1992-96. Previously, Mr. Lindsell was a director at Warburg Asset Management from 1989 to 1992; Senior Fund Manager at Scimitar Asset Management from 1985 to 1988; and Fund Manager, Lazard Brothers & Co. Ltd. from 1982 to 1985. He received his B.Sc from Bristol University.


GEOGRAPHIC ALLOCATION OF NET ASSETS %

                              1997    1996
                            JUNE 30  JUNE 30
                            -------  -------
Australia                    5.1       1.5
Brazil                       2.3        --
Czech Republic               1.0        --
Denmark                      1.2        --
Finland                       --       0.8
France                       2.8       6.4
Germany                      2.1       5.6
Hong Kong                    4.0       4.0
India                         --       0.8
Italy                        2.0       1.8
Japan                        8.1      12.0
Korea                        0.9       1.6
Mexico                       1.3       1.3
Netherlands                  3.6       4.4
New Zealand                  3.5       0.8
Norway                       0.7       0.6
Poland                       0.9        --
Portugal                     2.3       0.9
Singapore                    0.9       3.0
Spain                        1.0       2.8
Sweden                       1.5       2.4
Switzerland                  2.9       6.5
Thailand                     0.7       2.2
United Kingdom              16.5       9.5
U.S., Short Term & Other    34.7      31.1

SECTOR ALLOCATION OF NET ASSETS %
JUNE 30, 1997


Services                           23.9
Finance                            23.5
Health Care                         7.9
Materials/Basic Industry            7.9
Technology                          7.4
Capital Goods                       7.0
Consumer Durables                   6.7
Energy                              5.5
Multi-Industry/Misc.                3.1
Consumer Non-Durables               2.6
Short Term & Other                  4.5

A complete listing of holdings and allocations may be found in the Financial Statements section of this report.

GT GLOBAL WORLDWIDE GROWTH FUND
KEY PORTFOLIO HOLDINGS

                                                                          % of
                                                            Country     Net Assets
                                                            -------     ----------
STUDENT LOAN MARKETING ASSOCIATION (SALLIE MAE)               U.S.          2.4
A financial intermediary serving the education
credit market. The company purchases and services
student loans made under federally sponsored
student loan programs and provides other financial
and operational services to originators of such loans.

PETROLEO BRASILEIRO S.A . (PETROBRAS)  Produces oil          Brazil         2.3
and natural gas liquids. The company's main products
are oil products and fuel alcohol. Petrobras also
provides maritime freight services.

CITICORP  Citicorp, the parent of Citibank, provides          U.S.          2.3
a broad range of financial services in over 3,200
locations in 98 countries and territories throughout
the world.

BANKAMERICA CORP.  Provides diverse financial products        U.S.          2.2
and services. The company's banking subsidiaries operate
over 2,000 offices throughout the western United States.
It also operates corporate banking and business credit
offices in major U.S. cities and 36 countries.

TELECOM CORPORATION OF NEW ZEALAND LTD.  Provides          New Zealand      2.0
telecommunications services throughout New Zealand.
Services include local, national and international
telephone activities that offer cellular, paging and
data communications, and other services.

EMI GROUP PLC  A music recording and retailing company.       UK            1.9
The Company owns the Capitol, EMI and Virgin recorded
labels. EMI Group also sells recorded music through its
HMV stores and books at its Dillons chain.

FUTURIS CORP., LTD.  Manufactures air conditioning and      Australia       1.9
heating equipment for automotive manufacturers in
Australia. Futuris also produces brakes and related
products for the automotive and railway industries.
Through other operating companies, Futuris also
manufactures clay bricks and pavers, clay roofing tiles,
fine china tableware and distributes sporting goods.

INTEL CORP.  Designs, manufactures and sells                  U.S.          1.9
microcomputer components and related products.
Intel sells its products worldwide.

COMPAQ COMPUTER CORP.  Designs, develops, manufactures        U.S.          1.9
and markets personal computers for professional users
and consumers. The company's products include portable,
desktop, laptop, notebook personal computers and servers
that are compatible with IBM and all standardized
applications software.

TEXTRON, INC.  A global, multi-industry company with          U.S.          1.9
operations in four business segments. The company
produces aircraft, automotive and industrial products
and also provides financial services.


Source: Bloomberg, August 1997.

GT GLOBAL
WORLDWIDE
GROWTH FUND

FINANCIAL
STATEMENTS

                        GT GLOBAL WORLDWIDE GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (23.9%)
  Telecom Corporation of New Zealand Ltd. - ADR{\/} .........   NZ             80,000   $  3,260,000         2.0
    TELEPHONE NETWORKS
  EMI Group PLC .............................................   UK            179,320      3,217,607         1.9
    LEISURE & TOURISM
  Federated Department Stores, Inc.-/- ......................   US             82,000      2,849,500         1.7
    RETAILERS-APPAREL
  Woolworths Ltd. ...........................................   AUSL          813,000      2,668,692         1.6
    RETAILERS-OTHER
  Sears, Roebuck and Co. ....................................   US             46,500      2,499,375         1.5
    RETAILERS-OTHER
  Koninklijke Ahold N.V. ....................................   NETH           25,201      2,124,891         1.3
    RETAILERS-FOOD
  Telecel - Comunicacaoes Pessoais S.A.-/- ..................   PORT           24,766      2,054,452         1.2
    WIRELESS COMMUNICATIONS
  EMAP PLC ..................................................   UK            158,000      1,956,253         1.2
    BROADCASTING & PUBLISHING
  Stet Societa' Finanziaria Telefonica S.p.A. ...............   ITLY          317,800      1,848,404         1.1
    TELEPHONE NETWORKS
  Portugal Telecom S.A. - Registered ........................   PORT           43,660      1,761,284         1.1
    TELEPHONE NETWORKS
  Reuters Holdings PLC ......................................   UK            166,000      1,749,842         1.1
    BROADCASTING & PUBLISHING
  Rentokil Group PLC ........................................   UK            478,000      1,679,567         1.0
    CONSUMER SERVICES
  Adecco - Bearer ...........................................   SWTZ            4,283      1,641,108         1.0
    CONSUMER SERVICES
  Sol Melia S.A. ............................................   SPN            39,697      1,629,354         1.0
    LEISURE & TOURISM
  SPT Telecom-/- ............................................   CZCH           15,100      1,585,743         1.0
    TELEPHONE NETWORKS
  Granada Group PLC .........................................   UK            119,000      1,565,529         0.9
    BROADCASTING & PUBLISHING
  Telecom Italia Mobile S.p.A. ..............................   ITLY          462,510      1,485,368         0.9
    WIRELESS COMMUNICATIONS
  DDI Corp. .................................................   JPN               200      1,477,471         0.9
    WIRELESS COMMUNICATIONS
  Elsevier N.V. .............................................   NETH           85,801      1,432,929         0.9
    BROADCASTING & PUBLISHING
  Aoyama Trading Co., Ltd. ..................................   JPN            29,800        957,597         0.6
    RETAILERS-APPAREL
  Ezaki Glico ...............................................   JPN             5,000         44,970          --
    RETAILERS-FOOD
                                                                                        ------------
                                                                                          39,489,936
                                                                                        ------------
Finance (23.5%)
  Student Loan Marketing Association ........................   US             31,700      4,025,901         2.4
    OTHER FINANCIAL
  Citicorp ..................................................   US             31,500      3,797,719         2.3
    BANKS-MONEY CENTER

    The accompanying notes are an integral part of the financial statements.

                                       F1

                        GT GLOBAL WORLDWIDE GROWTH FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (Continued)
  BankAmerica Corp. .........................................   US             55,400   $  3,576,763         2.2
    BANKS-SUPER REGIONAL
  Travelers Group, Inc. .....................................   US             46,800      2,951,325         1.8
    INSURANCE - MULTI-LINE
  HSBC Holdings PLC .........................................   HK             89,600      2,694,893         1.6
    BANKS-MONEY CENTER
  Australia & New Zealand Banking Group Ltd. ................   AUSL          350,000      2,614,700         1.6
    BANKS-REGIONAL
  Barclays PLC ..............................................   UK            122,000      2,421,715         1.5
    BANKS-MONEY CENTER
  Royal & Sun Alliance Insurance Group PLC ..................   UK            300,000      2,213,156         1.3
    INSURANCE - MULTI-LINE
  Sparbanken Sverige AB "A" .................................   SWDN           91,720      2,039,013         1.2
    BANKS-REGIONAL
  Unidanmark AS "A" .........................................   DEN            36,100      2,027,418         1.2
    BANKS-REGIONAL
  Schroders PLC .............................................   UK             70,000      1,920,483         1.2
    BANKS-MONEY CENTER
  Lloyds TSB Group PLC ......................................   UK            165,000      1,692,590         1.0
    BANKS-REGIONAL
  United Overseas Bank Ltd. - Foreign .......................   SING          152,000      1,563,392         0.9
    BANKS-MONEY CENTER
  Nichiei Co., Ltd. .........................................   JPN            13,000      1,509,780         0.9
    OTHER FINANCIAL
  Bank Gdanski S.A. - GDR-/- {\/} ...........................   POL           121,000      1,424,775         0.9
    BANKS-REGIONAL
  PSIL Bangkok Bank Co., Ltd. (Entitlement
   Certificates){\/} ........................................   THAI          249,000      1,225,578         0.7
    OTHER FINANCIAL
  M & G Group PLC ...........................................   UK             28,670        587,246         0.4
    INVESTMENT MANAGEMENT
  Kookmin Bank ..............................................   KOR            18,524        348,722         0.2
    BANKS-MONEY CENTER
  Korea Exchange Bank .......................................   KOR            39,650        261,797         0.2
    BANKS-MONEY CENTER
                                                                                        ------------
                                                                                          38,896,966
                                                                                        ------------
Health Care (7.9%)
  Bristol Myers Squibb Co. ..................................   US             37,200      3,013,200         1.8
    PHARMACEUTICALS
  Boston Scientific Corp.-/- ................................   US             37,400      2,297,763         1.4
    MEDICAL TECHNOLOGY & SUPPLIES
  Takeda Chemical Industries ................................   JPN            65,000      1,827,628         1.1
    PHARMACEUTICALS
  Novartis AG ...............................................   SWTZ            1,055      1,684,824         1.0
    PHARMACEUTICALS
  Schering AG ...............................................   GER            14,700      1,570,275         1.0
    PHARMACEUTICALS
  Roche Holding AG ..........................................   SWTZ              161      1,454,673         0.9
    PHARMACEUTICALS

    The accompanying notes are an integral part of the financial statements.

                                       F2

                        GT GLOBAL WORLDWIDE GROWTH FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Health Care (Continued)
  Taisho Pharmaceuticals ....................................   JPN            44,000   $  1,187,216         0.7
    PHARMACEUTICALS
  M.L. Laboratories PLC-/- ..................................   UK             10,791         28,752          --
    PHARMACEUTICALS
                                                                                        ------------
                                                                                          13,064,331
                                                                                        ------------
Materials/Basic Industry (7.9%)
  Hercules, Inc. ............................................   US             56,900      2,724,088         1.6
    CHEMICALS
  Monsanto Co. ..............................................   US             53,700      2,312,456         1.4
    CHEMICALS
  Akzo Nobel N.V. ...........................................   NETH           16,550      2,266,777         1.4
    CHEMICALS
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ................   MEX           540,000      2,176,048         1.3
    PAPER/PACKAGING
  Fernz Corp., Ltd. .........................................   NZ            540,000      1,833,865         1.1
    CHEMICALS
  CRH PLC ...................................................   UK            166,000      1,734,638         1.1
    BUILDING MATERIALS & COMPONENTS
                                                                                        ------------
                                                                                          13,047,872
                                                                                        ------------
Technology (7.4%)
  Intel Corp. ...............................................   US             22,200      3,148,238         1.9
    SEMICONDUCTORS
  Compaq Computer Corp.-/- ..................................   US             31,000      3,076,750         1.9
    COMPUTERS & PERIPHERALS
  Texas Instruments, Inc. ...................................   US             30,800      2,589,125         1.6
    SEMICONDUCTORS
  Alcatel Alsthom Compagnie Generale d'Electricite ..........   FR             16,900      2,115,302         1.3
    TELECOM TECHNOLOGY
  Group Axime-/- ............................................   FR              9,808      1,159,239         0.7
    COMPUTERS & PERIPHERALS
                                                                                        ------------
                                                                                          12,088,654
                                                                                        ------------
Capital Goods (7.0%)
  Textron, Inc. .............................................   US             46,200      3,066,525         1.9
    AEROSPACE/DEFENSE
  Waste Management, Inc. ....................................   US             76,900      2,470,413         1.5
    ENVIRONMENTAL
  Smiths Industries PLC .....................................   UK            140,000      1,794,005         1.1
    AEROSPACE/DEFENSE
  SGL Carbon AG .............................................   GER            12,940      1,771,322         1.1
    INDUSTRIAL COMPONENTS
  Canon, Inc. ...............................................   JPN            60,000      1,634,649         1.0
    OFFICE EQUIPMENT
  Premier Farnell PLC .......................................   UK             71,128        553,744         0.3
    INDUSTRIAL COMPONENTS

    The accompanying notes are an integral part of the financial statements.

                                       F3

                        GT GLOBAL WORLDWIDE GROWTH FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Capital Goods (Continued)
  Siebe PLC .................................................   UK             13,800   $    233,715         0.1
    INDUSTRIAL COMPONENTS
                                                                                        ------------
                                                                                          11,524,373
                                                                                        ------------
Consumer Durables (6.7%)
  Futuris Corp., Ltd. .......................................   AUSL        2,000,000      3,214,609         1.9
    AUTO PARTS
  Ford Motor Co. ............................................   US             77,200      2,914,300         1.8
    AUTOMOBILES
  GKN PLC ...................................................   UK            113,000      1,946,686         1.2
    AUTO PARTS
  Bridgestone Corp. .........................................   JPN            75,000      1,742,054         1.1
    AUTO PARTS
  Uny Co., Ltd. .............................................   JPN            60,000      1,173,594         0.7
    APPLIANCES & HOUSEHOLD
                                                                                        ------------
                                                                                          10,991,243
                                                                                        ------------
Energy (5.5%)
  Petroleo Brasileiro S.A. (Petrobras) - ADR{\/} ............   BRZL          138,200      3,800,500         2.3
    GAS PRODUCTION & DISTRIBUTION
  Shell Transport & Trading Co., PLC ........................   UK            294,000      2,004,879         1.2
    OIL
  Total S.A. "B" ............................................   FR             12,460      1,258,671         0.8
    OIL
  Petroleum Geo-Services ASA-/- .............................   NOR            23,520      1,132,744         0.7
    ENERGY EQUIPMENT & SERVICES
  Korea Electric Power Corp. ................................   KOR            26,000        777,652         0.5
    ELECTRICAL & GAS UTILITIES
  Yukong Ltd. ...............................................   KOR             1,933         46,907          --
    OIL
                                                                                        ------------
                                                                                           9,021,353
                                                                                        ------------
Multi-Industry/Miscellaneous (3.1%)
  Shanghai Industrial Holdings Ltd. .........................   HK            381,000      2,370,553         1.4
    MULTI-INDUSTRY
  Hutchison Whampoa .........................................   HK            196,000      1,695,152         1.0
    MULTI-INDUSTRY
  Wrightson Ltd. ............................................   NZ          1,000,000        638,457         0.4
    MULTI-INDUSTRY
  Kinnevik AB "B" Free ......................................   SWDN           15,590        434,231         0.3
    MULTI-INDUSTRY
                                                                                        ------------
                                                                                           5,138,393
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F4

                        GT GLOBAL WORLDWIDE GROWTH FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Non-Durables (2.6%)
  RJR Nabisco Holdings Corp. ................................   US             73,100   $  2,412,300         1.5
    TOBACCO
  Amway Japan Ltd. ..........................................   JPN            55,400      1,876,982         1.1
    HOUSEHOLD PRODUCTS
                                                                                        ------------
                                                                                           4,289,282
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $135,725,612) ................                            157,552,403        95.5
                                                                                        ------------       -----

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated June 30, 1997, with State Street Bank & Trust Co.,
   due July 1, 1997, for an effective yield of 5.75%,
   collateralized by $7,460,000 U.S. Treasury Bills, 6.125%
   due 3/31/98 (market value of collateral is $7,591,816,
   including accrued interest). (cost $7,442,188) ...........                              7,442,188         4.5
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $143,167,800)  * ....................                            164,994,591       100.0
Other Assets and Liabilities ................................                                 36,942          --
                                                                                        ------------       -----

NET ASSETS ..................................................                           $165,031,533       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
          * For Federal income tax purposes, cost is $143,546,467 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  24,449,937
                 Unrealized depreciation:            (3,001,813)
                                                  -------------
                 Net unrealized appreciation:     $  21,448,124
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depository Receipt
    GDR--Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                       F5

                        GT GLOBAL WORLDWIDE GROWTH FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at June 30, 1997, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS {d}
                                        ------------------------------
                                                  SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY      & OTHER      TOTAL
--------------------------------------  ------   -------------   -----
Australia (AUSL/AUD) .................    5.1                      5.1
Brazil (BRZL/BRL) ....................    2.3                      2.3
Czech Republic (CZCH/CSK) ............    1.0                      1.0
Denmark (DEN/DKK) ....................    1.2                      1.2
France (FR/FRF) ......................    2.8                      2.8
Germany (GER/DEM) ....................    2.1                      2.1
Hong Kong (HK/HKD) ...................    4.0                      4.0
Italy (ITLY/ITL) .....................    2.0                      2.0
Japan (JPN/JPY) ......................    8.1                      8.1
Korea (KOR/KRW) ......................    0.9                      0.9
Mexico (MEX/MXN) .....................    1.3                      1.3
Netherlands (NETH/NLG) ...............    3.6                      3.6
New Zealand (NZ/NZD) .................    3.5                      3.5
Norway (NOR/NOK) .....................    0.7                      0.7
Poland (POL/PLZ) .....................    0.9                      0.9
Portugal (PORT/PTE) ..................    2.3                      2.3
Singapore (SING/SGD) .................    0.9                      0.9
Spain (SPN/ESP) ......................    1.0                      1.0
Sweden (SWDN/SEK) ....................    1.5                      1.5
Switzerland (SWTZ/CHF) ...............    2.9                      2.9
Thailand (THAI/THB) ..................    0.7                      0.7
United Kingdom (UK/GBP) ..............   16.5                     16.5
United States & Other (US/USD) .......   30.2         4.5         34.7
                                        ------      -----        -----
Total  ...............................   95.5         4.5        100.0
                                        ------      -----        -----
                                        ------      -----        -----

--------------

{d}  Percentages indicated are based on net assets of $165,031,533.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                           JUNE 30, 1997 (UNAUDITED)

                                                                                    UNREALIZED
                                           MARKET VALUE     CONTRACT    DELIVERY   APPRECIATION
CONTRACTS TO SELL:                        (U.S. DOLLARS)      PRICE       DATE    (DEPRECIATION)
----------------------------------------  --------------   -----------  --------  --------------
French Francs...........................     2,898,623         5.78200  08/06/97   $    41,536
Japanese Yen............................     2,738,003       125.33000  08/06/97      (250,569)
Japanese Yen............................     2,811,096       122.35000  08/12/97      (197,284)
Japanese Yen............................     2,637,051       122.25000  08/12/97      (183,063)
Swiss Francs............................     2,556,877         1.43140  09/19/97        28,005
                                          --------------                          --------------
  Total Contracts to Sell (Receivable
   amount $13,080,275)..................    13,641,650                             $  (561,375)
                                          --------------                          --------------
                                                                                  --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 8.27%.

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F6

                        GT GLOBAL WORLDWIDE GROWTH FUND

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $143,167,800) (Note 1).................................  $164,994,591
  Foreign currencies (cost $3,150,454).............................................................     3,150,203
  Receivable for securities sold...................................................................       571,805
  Dividends and dividend withholding tax reclaims receivable.......................................       449,949
  Receivable for Fund shares sold..................................................................        62,767
  Miscellaneous receivable.........................................................................         5,375
  Cash held as collateral for securities loaned (Note 1)...........................................    16,022,391
                                                                                                     ------------
    Total assets...................................................................................   185,257,081
                                                                                                     ------------
Liabilities:
  Payable for securities purchased.................................................................     2,644,335
  Payable for open forward foreign currency contracts (Note 1).....................................       561,375
  Payable for Fund shares repurchased..............................................................       524,773
  Payable for printing and postage expenses........................................................       150,026
  Payable for investment management and administration fees (Note 2)...............................       132,730
  Payable for service and distribution expenses (Note 2)...........................................        74,558
  Payable for transfer agent fees (Note 2).........................................................        35,966
  Payable for professional fees....................................................................        32,005
  Payable for custodian fees (Note 1)..............................................................        14,358
  Payable for registration and filing fees.........................................................        14,261
  Payable for Trustees' fees and expenses (Note 2).................................................         6,794
  Payable for fund accounting fees (Note 2)........................................................         2,697
  Other accrued expenses...........................................................................         9,279
  Collateral for securities loaned (Note 1)........................................................    16,022,391
                                                                                                     ------------
    Total liabilities..............................................................................    20,225,548
                                                                                                     ------------
Net assets.........................................................................................  $165,031,533
                                                                                                     ------------
                                                                                                     ------------
Class A:
Net asset value and redemption price per share ($113,941,987 DIVIDED BY 6,314,869 shares
 outstanding)......................................................................................  $      18.04
                                                                                                     ------------
                                                                                                     ------------
Maximum offering price per share (100/95.25 of $18.04) *...........................................  $      18.94
                                                                                                     ------------
                                                                                                     ------------
Class B:+
Net asset value and offering price per share ($49,338,470 DIVIDED BY 2,823,538 shares
 outstanding)......................................................................................  $      17.47
                                                                                                     ------------
                                                                                                     ------------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($1,751,076 DIVIDED BY
 96,277 shares outstanding)........................................................................  $      18.19
                                                                                                     ------------
                                                                                                     ------------
Net assets consist of:
  Paid in capital (Note 4).........................................................................  $117,975,836
  Undistributed net investment income..............................................................       271,743
  Accumulated net realized gain on investments and foreign currency transactions...................    25,494,886
  Net unrealized depreciation on translation of assets and liabilities in foreign currencies.......      (537,723)
  Net unrealized appreciation of investments.......................................................    21,826,791
                                                                                                     ------------
Total -- representing net assets applicable to capital shares outstanding..........................  $165,031,533
                                                                                                     ------------
                                                                                                     ------------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                       F7

                        GT GLOBAL WORLDWIDE GROWTH FUND

                            STATEMENT OF OPERATIONS

                   Six months ended June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $168,427)................................  $ 1,596,796
  Interest income.............................................................................      309,750
                                                                                                -----------
    Total investment income...................................................................    1,906,546
                                                                                                -----------
Expenses:
  Investment management and administration fees (Note 2)......................................      811,187
  Service and distribution expenses: (Note 2)
    Class A......................................................................  $   201,954
    Class B......................................................................      245,443      447,397
                                                                                   -----------
  Transfer agent fees (Note 2)................................................................      202,698
  Custodian fees (Note 1).....................................................................       66,867
  Printing and postage expenses (Note 2)......................................................       53,941
  Registration and filing fees................................................................       31,288
  Audit fees..................................................................................       23,518
  Fund accounting fees........................................................................       20,800
  Legal fees..................................................................................       17,456
  Trustees' fees and expenses (Note 2)........................................................        6,594
  Other expenses (Note 1).....................................................................       12,530
                                                                                                -----------
    Total expenses before reductions..........................................................    1,694,276
                                                                                                -----------
      Expense reductions (Notes 1 & 5)........................................................      (59,473)
                                                                                                -----------
    Total net expenses........................................................................    1,634,803
                                                                                                -----------
Net investment income.........................................................................      271,743
                                                                                                -----------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized gain on investments...............................................   16,608,059
  Net realized gain on foreign currency transactions.............................    2,178,786
                                                                                   -----------
    Net realized gain during the period.......................................................   18,786,845
  Net change in unrealized depreciation on translation of assets and liabilities
   in foreign currencies.........................................................   (1,033,510)
  Net change in unrealized depreciation of investments...........................   (5,363,255)
                                                                                   -----------
    Net unrealized depreciation during the period.............................................   (6,396,765)
                                                                                                -----------
Net realized and unrealized gain on investments and foreign currencies........................   12,390,080
                                                                                                -----------
Net increase in net assets resulting from operations..........................................  $12,661,823
                                                                                                -----------
                                                                                                -----------

    The accompanying notes are an integral part of the financial statements.

                                       F8

                        GT GLOBAL WORLDWIDE GROWTH FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                   SIX MONTHS
                                                                                      ENDED        YEAR ENDED
                                                                                  JUNE 30, 1997   DECEMBER 31,
                                                                                   (UNAUDITED)        1996
                                                                                  -------------   -------------
Decrease in net assets
Operations:
  Net investment income (loss)..................................................  $    271,743    $    (81,643)
  Net realized gain on investments and foreign currency transactions............    18,786,845      21,499,978
  Net change in unrealized appreciation (depreciation) on translation of assets
   and liabilities in foreign currencies........................................    (1,033,510)        111,081
  Net change in unrealized depreciation of investments..........................    (5,363,255)     (1,481,639)
                                                                                  -------------   -------------
    Net increase in net assets resulting from operations........................    12,661,823      20,047,777
                                                                                  -------------   -------------
Class A:
Distributions to shareholders: (Note 1)
  From net realized gain on investments.........................................            --     (13,087,564)
Class B:
Distributions to shareholders: (Note 1)
  From net realized gain on investments.........................................            --      (5,727,628)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net realized gain on investments.........................................            --        (175,598)
                                                                                  -------------   -------------
    Total distributions.........................................................            --     (18,990,790)
                                                                                  -------------   -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested..............................    92,390,016     290,210,249
  Decrease from capital shares repurchased......................................  (120,840,149)   (314,217,462)
                                                                                  -------------   -------------
    Net decrease from capital share transactions................................   (28,450,133)    (24,007,213)
                                                                                  -------------   -------------
Total decrease in net assets....................................................   (15,788,310)    (22,950,226)
Net assets:
  Beginning of period...........................................................   180,819,843     203,770,069
                                                                                  -------------   -------------
  End of period *...............................................................  $165,031,533    $180,819,843
                                                                                  -------------   -------------
                                                                                  -------------   -------------
 * Includes undistributed net investment income of..............................  $    271,743    $         --
                                                                                  -------------   -------------
                                                                                  -------------   -------------

    The accompanying notes are an integral part of the financial statements.

                                       F9

                        GT GLOBAL WORLDWIDE GROWTH FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                 CLASS A+
                                          ---------------------------------------------------------------------------------------
                                           SIX MONTHS
                                             ENDED
                                            JUNE 30,                             YEAR ENDED DECEMBER 31,
                                              1997       ------------------------------------------------------------------------
                                          (UNAUDITED) (D)   1996 (D)      1995 (D)         1994         1993 (D)         1992
                                          ------------   ------------   ------------   ------------   ------------   ------------
Per Share Operating Performance:
Net asset value, beginning of period....  $  16.71       $  16.82       $  15.53       $  17.47       $  14.47       $  14.07
                                          ------------   ------------   ------------   ------------   ------------   ------------
Income from investment operations:
  Net investment income (loss)..........      0.04           0.03             --             --           0.04           0.07
  Net realized and unrealized gain
   (loss) on investments................      1.29           1.79           1.74          (1.16)          3.92           0.39
                                          ------------   ------------   ------------   ------------   ------------   ------------
    Net increase (decrease) from
     investment operations..............      1.33           1.82           1.74          (1.16)          3.96           0.46
                                          ------------   ------------   ------------   ------------   ------------   ------------
Distributions to shareholders:
  From net realized gain on
   investments..........................        --          (1.93)         (0.45)         (0.78)         (0.96)         (0.06)
                                          ------------   ------------   ------------   ------------   ------------   ------------
    Total distributions.................        --          (1.93)         (0.45)         (0.78)         (0.96)         (0.06)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, end of period..........  $  18.04       $  16.71       $  16.82       $  15.53       $  17.47       $  14.47
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------   ------------   ------------

Total investment return (c).............      7.96% (b)     10.92%         11.23%         (6.65)%         27.6%           3.3%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $113,942       $125,556       $145,982       $182,467       $193,997       $141,310
Ratio of net investment income (loss) to
 average net assets.....................      0.51% (a)      0.14%         (0.06)%        (0.01)%          0.9%           0.5%
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................      1.78% (a)      1.72%          1.87%          1.81%           1.9%           2.1%
  Without expense reductions............      1.85% (a)      1.80%          1.93%          1.84%            --*            --*
Portfolio turnover rate++++.............       121% (a)        80%           113%            86%            92%            95%
Average commission rate per share paid
 on portfolio transactions++++..........  $ 0.0296       $ 0.0263            N/A            N/A            N/A            N/A

----------------

  + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) Calculated based upon average shares outstanding during the period. N/A Not applicable

    The accompanying notes are an integral part of the financial statements.

                                      F10

                        GT GLOBAL WORLDWIDE GROWTH FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                         CLASS B++
                                          ------------------------------------------------------------------------
                                           SIX MONTHS                                                   APRIL 1,
                                             ENDED                                                        1993
                                            JUNE 30,              YEAR ENDED DECEMBER 31,                  TO
                                              1997       ------------------------------------------   DECEMBER 31,
                                          (UNAUDITED) (D)   1996 (D)      1995 (D)         1994         1993 (D)
                                          ------------   ------------   ------------   ------------   ------------
Per Share Operating Performance:
Net asset value, beginning of period....  $  16.23       $  16.50       $  15.34       $  17.39       $  15.67
                                          ------------   ------------   ------------   ------------   ------------
Income from investment operations:
  Net investment income (loss)..........     (0.01)         (0.09)         (0.12)         (0.11)         (0.04)
  Net realized and unrealized gain
   (loss) on investments................      1.25           1.75           1.73          (1.16)          2.72
                                          ------------   ------------   ------------   ------------   ------------
    Net increase (decrease) from
     investment operations..............      1.24           1.66           1.61          (1.27)          2.68
                                          ------------   ------------   ------------   ------------   ------------
Distributions to shareholders:
  From net realized gain on
   investments..........................        --          (1.93)         (0.45)         (0.78)         (0.96)
                                          ------------   ------------   ------------   ------------   ------------
    Total distributions.................        --          (1.93)         (0.45)         (0.78)         (0.96)
                                          ------------   ------------   ------------   ------------   ------------
Net asset value, end of period..........  $  17.47       $  16.23       $  16.50       $  15.34       $  17.39
                                          ------------   ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------   ------------

Total investment return (c).............      7.64% (b)     10.16%         10.52%         (7.32)%         17.3% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 49,338       $ 52,809       $ 56,095       $ 52,567       $ 20,592
Ratio of net investment income (loss) to
 average net assets.....................     (0.14)% (a)    (0.51)%        (0.71)%        (0.66)%         (0.4)% (a)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................      2.43% (a)      2.37%          2.52%          2.46%           2.5% (a)
  Without expense reductions............      2.50% (a)      2.45%          2.58%          2.49%            --*
Portfolio turnover rate++++.............       121% (a)        80%           113%            86%            92%
Average commission rate per share paid
 on portfolio transactions++++..........  $ 0.0296       $ 0.0263            N/A            N/A            N/A

----------------

  + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) Calculated based upon average shares outstanding during the period. N/A Not applicable

    The accompanying notes are an integral part of the financial statements.

                                      F11

                        GT GLOBAL WORLDWIDE GROWTH FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                       ADVISOR CLASS+++
                                          ------------------------------------------
                                           SIX MONTHS
                                             ENDED                      JUNE 1, 1995
                                            JUNE 30,      YEAR ENDED         TO
                                              1997       DECEMBER 31,   DECEMBER 31,
                                          (UNAUDITED) (D)   1996 (D)      1995 (D)
                                          ------------   ------------   ------------
Per Share Operating Performance:
Net asset value, beginning of period....  $  16.81       $  16.86       $  15.26
                                          ------------   ------------   ------------
Income from investment operations:
  Net investment income (loss)..........      0.08           0.09           0.03
  Net realized and unrealized gain
   (loss) on investments................      1.30           1.79           2.02
                                          ------------   ------------   ------------
    Net increase (decrease) from
     investment operations..............      1.38           1.88           2.05
                                          ------------   ------------   ------------
Distributions to shareholders:
  From net realized gain on
   investments..........................        --          (1.93)         (0.45)
                                          ------------   ------------   ------------
    Total distributions.................        --          (1.93)         (0.45)
                                          ------------   ------------   ------------
Net asset value, end of period..........  $  18.19       $  16.81       $  16.86
                                          ------------   ------------   ------------
                                          ------------   ------------   ------------

Total investment return (c).............      8.15% (b)     11.31%         13.46% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  1,751       $  2,455       $  1,693
Ratio of net investment income (loss) to
 average net assets.....................      0.86% (a)      0.49%          0.29% (a)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................      1.43% (a)      1.37%          1.52% (a)
  Without expense reductions............      1.50% (a)      1.45%          1.58% (a)
Portfolio turnover rate++++.............       121% (a)        80%           113%
Average commission rate per share paid
 on portfolio transactions++++..........  $ 0.0296       $ 0.0263            N/A

----------------

  + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) Calculated based upon average shares outstanding during the period. N/A Not applicable

    The accompanying notes are an integral part of the financial statements.

                                      F12

                        GT GLOBAL WORLDWIDE GROWTH FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS
                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Worldwide Growth Fund ("Fund"), is a separate series of GT Global Growth Series ("Company"). The Company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Company has eight diversified series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and the financial statements may include certain estimates from management.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of Fund shares and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and asked prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued to amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, U.S. government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

                                      F13

                        GT GLOBAL WORLDWIDE GROWTH FUND

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently market-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At June 30, 1997, stocks with an aggregate value of approximately $15,276,943 were on loan to brokers. The loans were secured by cash collateral of $16,022,391, received by the Fund. Cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For the period ended June 30, 1997, the Fund received securities lending fees of $57,131 which were used to reduce the Fund's custodian and administrative expenses.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, or excise tax on income and capital gains.

(J) DISTRIBUTION TO SHAREHOLDERS
Distribution to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than

                                      F14

                        GT GLOBAL WORLDWIDE GROWTH FUND

investments in more developed markets, and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(M) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) LINE OF CREDIT
The Fund, along with certain other funds advised by the Manager, has a line of credit with BankBoston and State Street Bank. The arrangements with the banks allow the Fund to borrow an aggregate maximum amount of $200,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets.

For the period ended June 30, 1997, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $2,000,000 with a weighted average interest rate of 6.44%. Interest expense for the period ended June 30, 1997, was $1,431, included in "Other expenses" on the Statement of Operations.

2. RELATED PARTIES
Chancellor LGT Asset Management is the Fund's investment manager and administrator. The Fund pays investment management and administration fees at the following annualized rates: 0.975% on the first $500 million of the average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

GT Global, Inc., an affiliate of the Manager, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the period ended June 30, 1997, GT Global retained $5,184 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs in the amount of $6,207 for the period ended June 30, 1997. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSC's, in accordance with the Fund's current prospectus. During the period ended June 30, 1997, GT Global collected CDSC's in the amount of $152,234. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Trustees has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for its expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

The Manager and GT Global have voluntarily undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to the maximum annual level of 2.25%, and 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and

                                      F15

                        GT GLOBAL WORLDWIDE GROWTH FUND

a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to the Fund's average daily net assets.

The Company pays each of its Trustees who is not an employee, officer or director of GT Capital, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the period ended June 30, 1997, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $92,331,038 and $109,021,491, respectively. There were no purchases or sales of U.S. government obligations by the Fund during the period.

4. CAPITAL SHARES
At June 30, 1997, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                   SIX MONTHS ENDED
                                                     JUNE 30, 1997                          YEAR ENDED
                                                      (UNAUDITED)                       DECEMBER 31, 1996
                                          -----------------------------------  ------------------------------------
CLASS A                                       SHARES             AMOUNT             SHARES             AMOUNT
----------------------------------------  ---------------  ------------------  ----------------  ------------------
Shares sold.............................        5,100,754  $       85,559,514        14,357,786  $      250,471,583
Shares issued in connection with
  reinvestment of distributions.........               --                  --           670,053          11,082,654
                                          ---------------  ------------------  ----------------  ------------------
                                                5,100,754          85,559,514        15,027,839         261,554,237
Shares repurchased......................       (6,300,816)       (105,925,200)      (16,192,391)       (283,412,820)
                                          ---------------  ------------------  ----------------  ------------------
Net decrease............................       (1,200,062) $      (20,365,686)       (1,164,552) $      (21,858,583)
                                          ---------------  ------------------  ----------------  ------------------
                                          ---------------  ------------------  ----------------  ------------------


                                                   SIX MONTHS ENDED
                                                     JUNE 30, 1997                          YEAR ENDED
                                                      (UNAUDITED)                       DECEMBER 31, 1996
                                          -----------------------------------  ------------------------------------
CLASS B                                       SHARES             AMOUNT             SHARES             AMOUNT
----------------------------------------  ---------------  ------------------  ----------------  ------------------
Shares sold.............................          313,415  $        5,102,965           854,412  $       14,531,361
Shares issued in connection with
  reinvestment of distributions.........               --                  --           308,538           4,961,416
                                          ---------------  ------------------  ----------------  ------------------
                                                  313,415           5,102,965         1,162,950          19,492,777
Shares repurchased......................         (743,255)        (12,235,205)       (1,309,880)        (22,330,821)
                                          ---------------  ------------------  ----------------  ------------------
Net decrease............................         (429,840) $       (7,132,240)         (146,930) $       (2,838,044)
                                          ---------------  ------------------  ----------------  ------------------
                                          ---------------  ------------------  ----------------  ------------------

                                                   SIX MONTHS ENDED
                                                     JUNE 30, 1997                          YEAR ENDED
                                                      (UNAUDITED)                       DECEMBER 31, 1996
                                          -----------------------------------  ------------------------------------
ADVISOR CLASS                                 SHARES             AMOUNT             SHARES             AMOUNT
----------------------------------------  ---------------  ------------------  ----------------  ------------------
Shares sold.............................          102,327  $        1,727,537           521,049  $        8,987,637
Shares issued in connection with
  reinvestment of distributions.........               --                  --            10,546             175,598
                                          ---------------  ------------------  ----------------  ------------------
                                                  102,327           1,727,537           531,595           9,163,235
Shares repurchased......................         (152,050)         (2,679,744)         (485,979)         (8,473,821)
                                          ---------------  ------------------  ----------------  ------------------
Net increase/(decrease).................          (49,723) $         (952,207)           45,616  $          689,414
                                          ---------------  ------------------  ----------------  ------------------
                                          ---------------  ------------------  ----------------  ------------------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the period ended June 30, 1997, the Fund's expenses were reduced by $2,342 under these arrangements.

                                      F16

                        GT GLOBAL WORLDWIDE GROWTH FUND

                                     NOTES

--------------------------------------------------------------------------------

                        GT GLOBAL WORLDWIDE GROWTH FUND

                                GT GLOBAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL FUNDS, PLEASE CONTACT YOUR INVESTMENT ADVISOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND THE RISKS OF GLOBAL AND EMERGING MARKET INVESTING. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL FUNDS

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Focuses on worldwide opportunities from the demand for consumer products and services

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA MID CAP GROWTH FUND
Concentrates on medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Concentrates on equity securities of large cap U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government securities from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

GT GLOBAL FLOATING RATE FUND
Invests primarily in senior secured floating rate loans that have the potential to achieve a high level of current income

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

      [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE

                                                 GT GLOBAL WORLDWIDE GROWTH FUND
          WORSR708027M